                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549




                                  FORM 8-K



                               CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                               November 16, 1998
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                       (Date of earliest event reported)



                           BA Merchant Services, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                 1-12365                94-3252840
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    (State or other         (Commission file         (I.R.S. Employer
    jurisdiction of             number)               identification
     incorporation)                                     number)


      One South Van Ness Avenue
     San Francisco, California                              94103
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(Address of principal executive offices)                 (Zip Code)



                                415-241-3390
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            (Registrant's telephone number, including area code)
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Item 5. Other Events.
        -------------

     On November 16, 1998 BA Merchant Services, Inc. ("BAMS") announced that the Special Committee of its Board of Directors had engaged Credit Suisse First Boston Corporation to serve as independent financial advisor to the Special Committee and had engaged Cooley Godward, LLP and Richards, Layton & Finger, P.A. to serve as independent legal counsel to the Special Committee.

     The Special Committee, which consists entirely of directors independent of Bank of America NT&SA (the "Bank") and its affiliates, was established to review and evaluate the advisability of the proposal made by the Bank on October 22, 1998 to acquire in a merger transaction all of the outstanding shares of Class A Common Stock of BAMS which are publicly held at a cash value of $15.50 per share.

     Following meetings and discussions with its legal and financial advisors, the Special Committee advised BAMS and the Bank that the $15.50 per share value offered by the Bank was not adequate. The Special Committee also advised BAMS and the Bank that it remains willing to discuss a transaction at an appropriate per share value.

     Attached as Exhibit 99, and incorporated herein by this reference, is a copy of BA Merchant Services, Inc.'s press release dated November 16, 1998 titled "Special Independent Committee Advises BA Merchant Services, Inc. and Bank of America NT&SA that Price Offered is not Adequate".

Item 7. Financial Statements, Pro Forma Financial Information
        -----------------------------------------------------
        and Exhibits.
        ------------

     (c)  Exhibits:

          99  Press Release of BA Merchant Services, Inc., dated November 16,
              1998.

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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                BA MERCHANT SERVICES, INC.
                                                --------------------------
                                                      (Registrant)



          Date:  November 19, 1998

                                                BY: /s/ JAMES H. WILLIAMS
                                                    ----------------------------
                                                    James H. Williams
                                                    Executive Vice President
                                                    And Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

99 BA Merchant Services, Inc. press release dated November 16, 1998 titled "Special Independent Committee Advises BA Merchant Services, Inc. and Bank of America NT&SA that Price Offered is not Adequate".





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